Filed pursuant to Rule 497
File No. 333-199622

Pricing Supplement No. 1 dated January 29, 2015 to Prospectus dated January 29, 2015

Alcentra Capital InterNotes®

6.500% Notes due 2022 (the “Notes”)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Sales Load	Net Proceeds Before Expenses	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
O1374TAA0	USO1374TAA07	$1,331,000	100.000%	1.95%	$1,305,045.50	Fixed	6.500%	Semi- Annual	01/15/22	07/15/15	$29.79	Yes	Unsecured Notes

 Redemption Information: Callable at 100.000% on 1/15/2016 and at any time thereafter.

Trade Date: Thursday, January 29, 2015 @ 12:00 PM ET
Settle Date: Friday, January 30, 2015
Minimum Denomination/Increments: $1,000.00/$1,000.00
Initial trades settle flat and clear Same Day Funds Settlement: DTC Book Entry only

The Notes will be issued pursuant to an Indenture, as amended and supplemented by a First Supplemental Indenture.

The date from which interest shall accrue on the Notes is Friday, January 30, 2015. The “Interest Payment Dates” for the Notes shall be January 15 and July 15 of each year, commencing July 15, 2015; the interest payable on any Interest Payment Date, will be paid to the person in whose name the Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be January 1 or July 1, as the case may be, next preceding such Interest Payment Date.

The Notes will be redeemable in whole or in part at any time or from time to time, at the option of Alcentra Capital Corporation, on or after January 15, 2016 at a redemption price of $1,000 per Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 30 days’ nor more than 60 days’ prior notice to the noteholder and the trustee, as described in the prospectus.

This pricing supplement relates only to the securities described in the prospectus dated January 29, 2015, which has been filed with the SEC, is only a summary of pricing terms and should be read together with the prospectus, including among other things the section entitled “Risk Factors” beginning on page 23 and the section entitled “Suitability Standards” beginning on page 133. This pricing supplement and the prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, NY 10166 or by telephone at (212) 922-8240. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.alcentracapital.com. Information contained on our website is not incorporated by reference into the prospectus or this pricing supplement and you should not consider information contained on our website to be part of the prospectus or this pricing supplement.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Alcentra Capital Corporation and any subsidiary of Alcentra Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Alcentra Capital Corporation nor any subsidiary of Alcentra Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

InterNotes® is a registered trademark of Incapital Holdings LLC.